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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2005

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                      CHINA ENERGY SAVINGS TECHNOLOGY, INC.
               (Exact name of registrant as specified in Charter)

        NEVADA                               000-31047                    86-0995730
(State or other jurisdiction of        (Commission File No.)           (IRS Employee
                                   incorporation or organization)    Identification No.)

                                  Central Plaza
                                 18 Harbour Road
                                   Suite 3203A
                                   32nd Floor
                                    Hong Kong
                                      China
                    (Address of Principal Executive Offices)

                                  852-2588-1228
                            (Issuer Telephone number)

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ITEM 8.01. OTHER EVENTS

On April 20, 2005, China Energy Savings Technology, Inc. ("China Energy Savings") issued a press release announcing that its common stock will begin trading on the Nasdaq National Market System (NMS) on Thursday, April 21, 2005 when market opens. Shares of the Company's common stock will continue trading under the ticker symbol "CESV".

Exhibit
Number      Description
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 99.1       Press Release

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHINA ENERGY SAVINGS TECHNOLOGY, INC.

                                   By:              /s/ Sun Li
                                       -------------------------------
                                                  Sun Li
                                                   CEO
Dated: April 21, 2005

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